PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2021	2022
Cost:
Buildings	305	843
Leasehold improvements	10,467	10,952
Furniture, fixtures and equipment	2,348	2,520
Motor vehicles	3	3
	13,123	14,318
Less: Accumulated depreciation	6,845	7,727
	6,278	6,591
Construction in progress	778	193
Property and equipment, net	7,056	6,784